CONFORMED 1.






                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 31, 1999


                               HSBC USA Inc.
            (Exact name of registrant as specified in charter)


MARYLAND                       1-7436            13-2764867
(State or other juris-         (Commission       (IRS Employer
diction of incorporation)      File Number)      Identification No.)


452 FIFTH AVENUE, NEW YORK, NEW YORK 10018
(Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 525-6100


                              Not applicable
      (Former name or former address, if changed since last report)





                                                                       2.


Item 2.  Acquisition or Disposition of Assets

As reported on Form 8-K dated January 7, 2000, the merger of Republic New York Corporation (Republic) with HSBC USA Inc. (the Company) was completed on December 31, 1999.

The required pro forma financial statements relating to the merger are provided in Item 7.



                                                                       3.



Item 7.  Financial Statements and Exhibits

The following unaudited pro forma financial statements are provided:

- Pro Forma Combined Condensed Balance Sheet of HSBC USA Inc. as of September 30, 1999
- Pro Forma Combined Condensed Income Statement of HSBC USA Inc. for the year ended December 31, 1998
- Pro Forma Combined Condensed Income Statement of HSBC USA Inc. for the nine months ended September 30, 1999
-  Notes to Pro Forma Combined Condensed Financial Information of HSBC USA
   Inc.




                                                                       4.


                              HSBC USA Inc.
                 Unaudited Pro Forma Combined Condensed
                          Financial Information


Effective December 31, 1999, the Company acquired Republic through a contribution from its parent, HSBC Holdings plc. The transaction was accounted for under the purchase method of accounting. The following provides the basis of presentation of the acquisition in the Company's unaudited pro forma combined condensed financial information.

The accompanying unaudited pro forma combined condensed balance sheet as of September 30, 1999 includes the assets and liabilities of Republic as adjusted for their respective fair values at the date the transaction was consummated.

The accompanying unaudited pro forma combined condensed income statements, for the nine months ended September 30, 1999 and the year ended December 31, 1998 present the pro forma impact of the acquisition of Republic assuming that the acquisition had been completed as of the beginning of the respective periods presented.

The pro forma information is based on the historical financial statements after giving effect to the impact of purchase accounting adjustments relating to the acquisition. Assumptions and adjustments made in connection with the preparation of the pro forma combined condensed financial information are set forth in the accompanying notes. Purchase accounting adjustments to reflect estimated fair values have been made with respect to the assets and liabilities acquired.

The pro forma information with respect to Republic has been prepared by the Company's management based upon the historical financial information of Republic obtained by the Company during its investigation of the activities acquired. The pro forma financial information should be read in conjunction with the notes thereto. This pro forma information may not be indicative of the results that actually would have occurred if the purchase had been consummated on the dates indicated or which may be obtained in the future. While the Company expects to achieve certain operating cost savings as a result of the combination, no adjustment has been included in the pro forma amounts for anticipated operating cost savings or revenue enhancements.




                                                                                       5.


                                        HSBC USA INC.
                          Pro Forma Combined Condensed Balance Sheet
                                      September 30, 1999
                                          (unaudited)
                                         (in millions)

------------------------------------------------------------------------------------------
                                       HSBC USA    Republic       Pro Forma      Combined
                                            Inc.    NY Corp.    Adjustments      Proforma
------------------------------------------------------------------------------------------
Assets
Cash and due from banks                 $   867     $   836          $            $ 1,703
Interest bearing deposits with banks      2,291       6,855             (18)(3)     9,128
Federal funds sold and securities
 purchased under resale agreements        2,142       2,188                         4,330
Trading assets                              979       3,856                         4,835
Securities                                3,308      21,708            (106)(3)    24,910
Loans                                    23,541      14,731             (47)(3)    38,225
Less - allowance for credit losses          368         293                           661
------------------------------------------------------------------------------------------
    Loans, net                           23,173      14,438             (47)       37,564
Goodwill and other acquisition
 intangibles                                326         236           2,745 (1)     3,307
Investment in affiliate                      28         839           1,610 (2)     2,477
Other assets                              1,263       2,096             329 (3)     3,688
------------------------------------------------------------------------------------------
Total assets                            $34,377     $53,052          $4,513       $91,942
==========================================================================================

Liabilities
Deposits in domestic offices            $21,974     $13,225          $  (26)(3)   $35,173
Deposits in foreign offices               4,758      18,631             (11)(3)    23,378
------------------------------------------------------------------------------------------
    Total deposits                       26,732      31,856             (37)       58,551
Trading account liabilities                  56       3,142                         3,198
Short-term borrowings                     2,637       8,585                        11,222
Interest, taxes and other liabilities       753       2,052             328 (3)     3,133
Long-term debt                            1,846       4,139             (91)(3)     5,894
------------------------------------------------------------------------------------------
Total liabilities                        32,024      49,774             200        81,998
------------------------------------------------------------------------------------------

Shareholders' equity
Preferred stock                                         500                           500
Common shareholders' equity
 Common stock                                           524            (524)(4)
 Capital surplus                          1,809         117           6,974         8,900
 Retained earnings                          572       2,589          (2,589)(4)       572
 Accumulated other comprehensive loss       (28)       (452)            452 (4)       (28)
------------------------------------------------------------------------------------------
    Total common shareholders' equity     2,353       2,778           4,313         9,444
------------------------------------------------------------------------------------------
Total shareholders' equity                2,353       3,278           4,313         9,944
------------------------------------------------------------------------------------------
Total liabilities and shareholders'
 equity                                 $34,377     $53,052          $4,513       $91,942
==========================================================================================


See Notes to Pro Forma Combined Condensed Financial Information
 (1) Purchase price of Republic $7,091, less Republic common equity $2,778, less fair value adjustment attributable to HSBC Republic (formerly Safra Republic Holdings S.A.) $1,610, plus $437 costs related to restructuring, asset write offs and deferred tax adjustments, less $395 net other fair value adjustments.
 (2) Fair value adjustment for 49% equity investment in HSBC Republic.
 (3) Fair value adjustments and other purchase accounting entries.
 (4) Elimination of Republic common shareholders' equity and recognition of $7,091 capital contribution for purchase price.





                                                               6.
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


                              HSBC USA Inc.
              Pro Forma Combined Condensed Income Statement
                      Year Ended December 31, 1998
                              (unaudited)
                             (in millions)

-------------------------------------------------------------------------------
                                  Historical
                             --------------------
                                         Republic
                                 HSBC    New York       Pro Forma    Pro Forma
                              USA Inc.       Corp.    Adjustments     Combined
-------------------------------------------------------------------------------
Interest income                $2,333      $3,234           $  30       $5,597
Interest expense                1,168       2,200              46        3,414
-------------------------------------------------------------------------------
Net interest income             1,165       1,034             (16)       2,183
Provision for credit loss          80           8               -           88
-------------------------------------------------------------------------------
Net interest income after
 provision for credit loss      1,085       1,026             (16)       2,095
Other operating income            460         289             (84)         665
-------------------------------------------------------------------------------
                                1,545       1,315            (100)       2,760
Operating expenses                780         979             131        1,890
-------------------------------------------------------------------------------
Income before taxes               765         336            (231)         870
Income tax expense (benefit)      238          88             (11)         315
-------------------------------------------------------------------------------
Net income                     $  527      $  248           $(220)      $  555
===============================================================================

See Notes to Pro Forma Combined Condensed Financial Information



                              HSBC USA Inc.
              Pro Forma Combined Condensed Income Statement
                  Nine Months Ended September 30, 1999
                               (unaudited)
                              (in millions)

-------------------------------------------------------------------------------
                                  Historical
                             --------------------
                                         Republic
                                 HSBC    New York       Pro Forma    Pro Forma
                              USA Inc.       Corp.    Adjustments     Combined
-------------------------------------------------------------------------------
Interest income                $1,731      $2,080           $  22       $3,833
Interest expense                  808       1,291              34        2,133
-------------------------------------------------------------------------------
Net interest income               923         789             (12)       1,700
Provision for credit loss          67          12               -           79
-------------------------------------------------------------------------------
Net interest income after
 provision for credit loss        856         777             (12)       1,621
Other operating income            339         509             (63)         785
-------------------------------------------------------------------------------
                                1,195       1,286             (75)       2,406
Operating expenses                611         857              98        1,566
-------------------------------------------------------------------------------
Income before taxes               584         429            (173)         840
Income tax expense (benefit)      234         113              (8)         339
-------------------------------------------------------------------------------
Net income                     $  350      $  316           $(165)      $  501
===============================================================================

See Notes to Pro Forma Combined Condensed Financial Information



                                                                       7.


                              HSBC USA Inc.
       Notes to Pro Forma Combined Condensed Financial Information
                               (unaudited)


NOTE 1. The assumptions underlying the pro forma purchase accounting adjustments are summarized as follows:

(a) The estimated fair value adjustments have been determined by the Company based upon information provided by Republic New York Corporation
    (Republic), additional information obtained in the preliminary review of the operations of the seller and various assumptions deemed appropriate by the Company. The fair values ultimately determined may be different from those values used in the pro forma adjustments included herein.

    (1) Investment in affiliate, representing 49% equity interest in HSBC
        Republic, formerly Safra Republic Holdings S.A. (a Luxembourg bank holding company), was valued based upon price paid by HSBC for majority share ownership.

    (2) Interest bearing deposits with banks were valued based upon current market rates.

    (3) Securities were valued at their estimated fair market value.

    (4) Loans were valued based upon current market interest rates. The resulting net discount is being amortized to income over the remaining estimated life of the portfolio utilizing certain prepayment assumptions so as to produce a constant yield to maturity.

    (5) Premises and equipment, included in other assets, were recorded at their estimated fair value.

    (6) Mortgage servicing rights, included in other assets, represent acquired servicing rights and were valued at fair value. The resulting premium is being amortized against income over the remaining life of the servicing portfolio utilizing certain prepayment assumptions.

    (7) Derivatives were valued based upon current market rates.

    (8) Prepaid pension asset was based on the excess of fair market value over estimated projected benefit obligation.

    (9) Deposits in domestic offices were valued based upon interest rates for comparable deposit liabilities.

   (10) Long-term debt was valued based upon current interest rates for comparable borrowed funds.

   (11) Excess of the cost of net assets acquired over their fair value is being amortized into expense on a straight line basis over 20 years.




                                                                       8.

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


(b) The purchase price is estimated to be allocated as described in the table below:

                                                          (in millions)
    Cost of acquisition                                        $ 7,091
    Net assets acquired                                          2,778
                                                                ------
                                                                 4,313
    Fair value adjustments:
      Investment in affiliate                                   (1,610)
      Other
      Interest bearing deposits                  $  18
         Securities                                106
         Loans                                      47
         Other assets:
           Premises and equipment                 (138)
           Mortgage servicing rights               (32)
           Derivatives                            (169)
           Prepaid pension                         (95)
         Deposits                                  (37)
         Other liabilities
           Postretirement benefits                  (4)
      Long-term debt                               (91)           (395)
                                                   ----
    Write off of assets
      Existing intangible assets                                   236
      Other                                                        105
    Restructuring costs                                            189
    Deferred tax adjustment                                        143
                                                                ------
    Excess of cost of net assets
     acquired over fair value (goodwill)                       $ 2,981
                                                                ======





NOTE 2.  The Pro Forma Combined Condensed Income Statements for the year ended
December 31, 1998 and the nine months ended September 30, 1999 reflect the combination of historical operating results of Company and Republic and include the necessary purchase accounting adjustments as if the combination had taken place at the beginning of the periods presented. The purchase accounting adjustments used in the preparation of the Pro Forma Combined
Condensed Income Statements are summarized below:

------------------------------------------------------------------------------
                                              Year Ended    Nine months ended
                                       December 31, 1998   September 30, 1999
------------------------------------------------------------------------------
                                                    (in millions)

Net income of the Company                          $ 527                 $350
Net income of Republic                               248                  316
Pro forma adjustments
  Amortization/accretion of
   purchase accounting adjustments:
     Investment in affiliate                         (80)                 (60)
     Interest bearing deposits                        18                   13
     Securities                                       80                   60
     Loans                                           (36)                 (27)
     Other assets                                    (43)                 (32)
     Deposits                                        (37)                 (27)
     Long-term debt                                   (9)                  (7)
     Other                                            (4)                  (3)
     Goodwill                                       (120)                 (90)
  Net tax effect associated with above
   adjustments excluding amortization
   of goodwill and investment in affiliate            11                    8
------------------------------------------------------------------------------
Pro forma net income                               $ 555                 $501
==============================================================================


                                                                       9.



NOTE 3. The following table sets forth the projected effect of purchase accounting adjustments relating to the Republic acquisition on the operating results of future periods. The annual amortization of goodwill of $149 million (incremental $120 million) as well as the amortization of the premium associated with the investment in affiliate of $80 million, is not subject to deduction for Federal and state taxes. The projected amortization and accretion is subject to change in the event of changes in fair value on the consummation date, if such assets and liabilities are subsequently sold and variations between future prepayments assumed in the preparation of the table and those which may actually occur.

------------------------------------------------------------------------------
                                     2000     2001     2002     2003     2004
------------------------------------------------------------------------------
                                                  (in millions)
Amortization of:
Premium/discount on:
 Interest bearing deposits          $  18    $   -    $   -    $   -    $   -
 Securities                            80       80       80       80       80
 Loans                                (36)      (8)      18       18       18
 Other assets                         (43)     (43)     (43)     (43)     (43)
 Deposits                             (37)       -        -        -        -
 Long-term debt                        (9)      (9)      (9)      (9)      (9)
 Other                                 (4)      (4)      (4)      (4)      (4)
 Investment in affiliate              (80)     (80)     (80)     (80)     (80)
 Goodwill                            (120)    (120)    (120)    (120)    (120)
------------------------------------------------------------------------------
Charge to operations                $(231)   $(184)   $(158)   $(158)   $(158)
==============================================================================

* Income statement impact includes consideration of discount related to available for sale securities of $322 million.





                                                                      10.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     HSBC USA Inc.

                                     (REGISTRANT)



                                     /s/ Gerald A. Ronning

                                     NAME:   GERALD A. RONNING
                                     TITLE:  EXECUTIVE VICE PRESIDENT &
                                             CONTROLLER



Date:  March 8, 2000